Employment Benefit Plan	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Employment Benefit Plan

10. Employment Benefit Plan

The Company outsources its payroll, benefits and human resource administration functions to a Professional Employer Organization (PEO). The Company’s employees are eligible to participate in the PEO’s Multiple Employer Retirement Savings Plan (401(k) plan). The 401(k) plan allows immediate participation by U.S. employees that are 20 years of age or older. Participants may defer up to 75% of their gross pay, up to a maximum limit determined by U.S. federal law. The Company provides all active employees with a safe harbor contribution equal to 3% of compensation (regardless of participation in the 401(k) plan) up to maximum U.S. federal law limits. These safe harbor contributions vest immediately. During 2016, 2015 and 2014, the Company paid approximately $150,000, $115,000 and $129,000, respectively, for employer contributions and plan expenses.